EXHIBIT 32

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND
CHIEF FINANCIAL OFFICER OF ODYSSEY HEALTHCARE, INC.
PURSUANT TO SECTION 906 OF
THE SARBANES-OXLEY ACT OF 2002

The undersigned officers of Odyssey HealthCare, Inc. (the “Company”) hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and in connection with the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2004 and filed with the Securities and Exchange Commission on the date hereof (the “Report”), that:

1.	the Report fully complies with the requirements of Sections 13(a) and 15(d) of the Securities Exchange Act of 1934, as amended, and

2.	the information contained in the Report fairly presents, in all material respects, the Company’s financial condition and results of operations.

/s/ David C. Gasmire	/s/ Douglas B. Cannon

David C. Gasmire	Douglas B. Cannon
Chief Executive Officer	Chief Financial Officer

Dated: August 5, 2004